UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.
(Name of Registrant as Specified In Its Charter)

N/A
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J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.

NOTICE OF SPECIAL MEETING OF MEMBERS
To Be Held On March 27, 2006

To Members of J.P. Morgan Multi-Strategy Fund, L.L.C. (the “Fund”):

NOTICE IS HEREBY GIVEN that a Special Meeting of Members (the “Meeting”) of the Fund, a closed-end management investment company formed as a limited liability company under the laws of the State of Delaware, is scheduled to be held at the offices of J.P. Morgan Multi-Strategy Fund, L.L.C., 522 Fifth Avenue, Floor 10, New York, NY 10036 on March 27, 2006 at 10:00 a.m. (Eastern time) to consider and vote on:

(1) Approval of a new investment management agreement for the Fund including a reduction in the rate of the management fee payable by the Fund;

(2) Approval of an amendment to the Fund’s limited liability company agreement changing the terms of the incentive allocation; and

(3) Election of Directors.

The Managing Member of the Fund has fixed the close of business on February 1, 2006 as the record date for the determination of the Members entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

You are cordially invited to attend the Meeting. Please complete, date and sign the enclosed form of proxy and return it as soon as possible, even if you plan on attending the Meeting in person. Please return the completed proxy to the attention of Lynn Ma by fax, Facsimile: (917) 464-7028, and by mail to the address of the Fund set out below. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. The Board unanimously recommends that you vote in favor of each of the proposals set out in the enclosed proxy.

If you have any questions regarding the enclosed proxy material or if you need assistance in voting your Interests, please contact the Fund at: J.P. Morgan Multi-Strategy Fund, L.L.C., 522 Fifth Avenue, Floor 10, New York, NY 10036, Telephone: (212) 837-1432.

By Order of the Board of Directors,

Lawrence M. Unrein
Director and Chief Executive Officer
J.P. Morgan Multi-Strategy Fund, L.L.C.

New York, New York
Dated: March 2, 2006

NOTICE OF SPECIAL MEETING OF MEMBERS
PROXY STATEMENT
SPECIAL MEETING OF MEMBERS
PROPOSAL 1 — APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT
PROPOSAL 2 — APPROVAL OF AMENDMENT TO LIMITED LIABILITY COMPANY AGREEMENT; NEW PERFORMANCE ALLOCATION TERMS
PROPOSAL 3 — ELECTION OF DIRECTORS
ADDITIONAL INFORMATION
EXHIBIT A
EXHIBIT B
EXHIBIT C

PROXY STATEMENT

J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.
522 Fifth Avenue, Floor 10
New York, New York 10036

SPECIAL MEETING OF MEMBERS

March 27, 2006

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of J.P. Morgan Multi-Strategy Fund, L.L.C., a closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and formed as a limited liability company under the laws of the State of Delaware (the “Fund”), to be voted at the Special Meeting of Members of the Fund (the “Meeting”). The Meeting is scheduled to be held at the offices of J.P. Morgan Alternative Asset Management, Inc., 522 Fifth Avenue, Floor 10, New York, NY 10036 on March 27, 2006 at 10:00 a.m. (Eastern time). The approximate mailing date of this Proxy Statement is on or about March 2, 2006.

The purpose of the Meeting is for the Members to consider and vote on the approval of:

(i) a new investment management agreement between J.P. Morgan Alternative Asset Management, Inc. (the “Investment Manager”) and the Fund (the “New Investment Management Agreement”), reducing by approximately 0.25% per annum the management fee payable by the Fund to the Investment Manager;

(ii) an amendment to the Fund’s limited liability company agreement which, in summary, would change the annual incentive allocation which is payable to an affiliate of the Investment Manager from (a) the first 0.30% of return in excess of a 6.00% preferred return plus 5.00% of any net capital appreciation in excess of a 6.30% return, to (b) 10.00% of any net capital appreciation in excess of a preferred return equal to the 3-month U.S. Treasury Bill yield for each month during the calendar year; and

(iii) the election of Lawrence M. Unrein as an Interested Director and of Kenneth H. Beer, Gerald A. Okerman and S. Lawrence Prendergast as Independent Directors.

In the event that either of the proposals in (i) or (ii) above is not approved by the vote of Members at the Meeting, neither of those proposals will be considered approved.

Please complete, date and sign the enclosed form of proxy and return it as soon as possible even if you plan on attending the Meeting in person. Please return the completed proxy to the attention of Lynn Ma by fax, Facsimile: (917) 464-7028, and by mail to the address of the Fund set out above. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. The Board unanimously recommends that you vote in favor of each of the proposals set out in the enclosed proxy.

The Meeting is scheduled to include no business other than the approval of the New Investment Management Agreement, the approval of the amendment to the Fund’s limited liability company agreement, and the election of Directors that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting, it is the intention of the persons named in the enclosed forms of proxy to vote in accordance with their discretion.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided. Unless instructions to the contrary are marked, proxies will be voted for the approval of each proposal. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Fund at the address indicated above, by executing and delivering a later-dated proxy or by voting in person at the Meeting.

The Managing Member of the Fund has fixed the close of business on February 1, 2006 as the record date (the “Record Date”) for the determination of Members entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Each Member will be entitled to cast a number of votes equivalent to the Member’s Investment Percentage (as defined in the Amended and Restated Limited Liability Agreement of the Fund dated as of May 26, 2004 (the “LLC Agreement”)) determined as of the Record Date. The net asset value of the Fund as of the Record Date was approximately $119,326,782.

PROPOSAL 1 — APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT

Introduction

The Investment Manager believes that changes to the terms of both the management fee and incentive allocation relating to the Fund should be implemented to further align the interests of the Investment Manager with the interests of the Fund and its Members. The Investment Manager believes that the proposed reduction in the management fee and changes to the incentive allocation outlined below would decrease the amounts paid by Members during periods in which the Fund’s performance does not exceed, or only modestly exceeds, the 3-month U.S. Treasury Bill yield. The Investment Manager and its affiliates would benefit from the proposed changes only during certain periods in which the Fund’s performance significantly exceeds the 3-month U.S. Treasury Bill yield. Information about the effect on the aggregate amounts paid by Members had the changes been in effect in calendar year 2005 can be found in the section headed “Information about the Management Fee and the Investment Manager” on the next page. In the event that either this Proposal 1 (“Approval of the New Investment Management Agreement for the Fund”) or the next Proposal, Proposal 2 (“Approval of the Amendment to the Limited Liability Company Agreement; New Performance Allocation Terms”), is not approved by the vote of Members at the Meeting, neither Proposal 1 nor Proposal 2 will be considered approved.

Original Investment Management Agreement

Pursuant to an investment management agreement between the Fund and the Investment Manager dated May 26, 2004 (the “Original Investment Management Agreement”), the Investment Manager provides investment management services, including making investment decisions through the selection and monitoring of portfolio managers and the allocation of assets among them, subject to the policies of the Fund and the oversight of the Board, and certain other services including making regulatory filings and providing information to other service providers of the Fund. The Original Investment Management Agreement is dated May 26, 2004. In connection with the Fund’s commencing operations, the Original Investment Management Agreement was approved by the initial Members on May 26, 2004.

The Original Investment Management Agreement provides that it will continue in effect for an initial two-year term and, thereafter, will continue in effect from year to year if the continuance is approved at least annually by the Board or by Members, so long as, in either case, the continuance also is approved by a majority of the Directors who are not “interested persons” as defined under Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Directors”). The Original Investment Management Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Fund or the Investment Manager on 60 days’ written notice. Under the Original Investment Management Agreement, the Fund has agreed to indemnify the Investment Manager against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Investment Manager to the Fund, except to the extent that the loss has been determined by a final judicial decision to have been incurred by reason of the Investment Manager’s disabling conduct.

Comparison of Original Investment Management Agreement and New Investment Management Agreement

The New Investment Management Agreement, if approved by the Members and upon commencement, would continue in effect for an initial two-year term, and would continue from year to year thereafter if approved annually in the same manner as set out in the Original Investment Management Agreement. The New Investment Management Agreement would otherwise have substantially the same terms as the Original Investment Management Agreement except for the provisions relating to the level of the management fee set out in the following paragraph.

Under the Original Investment Management Agreement, the Fund has agreed to pay the Investment Manager as full compensation for the investment management services performed by the Investment Manager a fixed monthly fee payable monthly equal to 0.125% (approximately 1.50% on an annualized basis) of the month-end capital account balance of each Member (the “Original Management Fee”), plus, as compensation for the administrative services performed by the Investment Manager, a fixed monthly fee payable monthly equal to 0.0125% (approximately 0.15% on an annualized basis) of the month-end capital account balance of each Member (the “Manager Administrative Services Fee”), in each case, before giving effect to repurchases, repurchase fees (if any) or the incentive allocation, and after giving effect to other expenses . The Original Management Fee and Manager Administrative Services Fee is to be appropriately prorated in the event that the Original Investment Management Agreement terminates as of a date other than the end of a month. Other than the expenses assumed by the Investment Manager under the Original Investment Manager Agreement, and subject to an Expense Reimbursement and Limitation Agreement between the Fund and the Investment Manager dated May 26, 2004, the Fund has agreed to pay or assume all ordinary operating expenses of the Fund.

Under the New Investment Management Agreement, the Fund would agree to pay the Investment Manager as full compensation for the investment management services performed by the Investment Manager a fixed monthly fee payable monthly equal to 0.1042% (approximately 1.25% on an annualized basis) of the month-end capital account balance of each Member, before giving effect to repurchases, repurchase fees (if any) or the new performance allocation, and after giving effect to other expenses (the “New Management Fee”), with no change proposed to the Manager Administrative Services Fee.

Information about the Management Fee and the Investment Manager

During calendar year 2005, ignoring any amounts waived by the Investment Manager, the aggregate amount of the Original Management Fee was $1,499,924.18 and the aggregate amount of the Manager Administrative Services Fee was $149,992.50. During that period the Fund paid no commissions to a broker affiliated with the Investment Manager. The Investment Manager estimates that, had the New Management Fee been in place for all of calendar year 2005, the aggregate amount of the New Management Fee would have been $1,253,061.72. The amount of the Manager Administrative Services Fee would have been $150,367.41 (due to the effect of the lower New Management Fee on the Fund’s net assets). As discussed below in connection with Proposal 2, the amount reallocated to the Special Member, an affiliate of the Investment Manager, would have been higher had the New Performance Allocation (as defined below) been in place. The Investment Manager estimates that in calendar year 2005 the combined effect of the changes under Proposal 1 and Proposal 2 would have been to reduce the aggregate amounts payable by the Members by $129,723, a 6.5% reduction.

The Investment Manager’s directors are Corey P. Case, Lawrence M. Unrein, and Lisa T. Vicital; the address of each is J.P. Morgan Alternative Asset Management, Inc., 522 Fifth Avenue, Floor 10, New York, NY, 10036. Lawrence M. Unrein, Director and Chief Executive Officer of the Fund, is a Managing Director of JPMorgan Investment Management, Inc., an affiliate of the Investment Manager. Thomas J. DiVuolo, Chief Financial Officer of the Fund, is Vice President and Chief Financial Officer of the Investment Manager. The Investment Manager is a direct wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., 270 Park Avenue, New York NY 10017, which is a direct wholly-owned subsidiary JPMorgan Chase & Co., 270 Park Avenue, New York NY 10017.

Board Action

In connection with this proposal, the Board met in person on January 18, 2006 for the purpose of, among other things, considering whether it would be in the best interests of the Fund and the Members to approve a new investment management agreement between the Fund and the Investment Manager to take effect (if approved by Members) upon the termination of the Original Investment Management Agreement currently in effect. At the January 18, 2006 Board meeting, and for the reasons described below (see “Board Considerations in Approving the New Investment Management Agreement”), the Board, including all of the Independent Directors, unanimously approved the New Investment Management Agreement and unanimously recommended its approval by Members. A form of New Investment Management Agreement is attached as Exhibit A. If approved by Members, the terms of the New Investment Management Agreement, including the New Management Fee, will go into effect as of April 1, 2006.

Board Considerations in Approving the New Investment Management Agreement

In determining whether to approve the New Investment Management Agreement and recommend that Members approve the agreement, the Board considered, among other factors, the nature, extent and quality of the services provided by the Investment Manager, the performance of the Fund, the profitability of the Fund to the Investment Manager, information about economies of scale, and the differences between the Original Investment Management Agreement and the New Investment Management Agreement. In considering these factors, the Board requested and reviewed a variety of information, including in comparison to such information provided in May 2004 in connection with the Board’s initial approval of the Original Investment Management Agreement.

In considering the nature, extent and quality of the services to be provided by the Investment Manager, the Directors reviewed the services that the Investment Manager provides to the Fund, and noted that the services to be provided under the current and new agreement were the same. The Directors acknowledged that the Fund is registered under the Investment Company Act of 1940 and allocates its assets primarily among Investment Funds that are managed by third party Portfolio Managers who employ a range of investment techniques and strategies. The Investment Manager’s services to the Fund have included investment management services, including the selection and monitoring of Investment Funds and Portfolio Managers and direct investments in certain other instruments; maintaining appropriate accounts for the Fund’s assets; and instructing certain of the Fund’s service providers in connection with the Fund’s investments. The Investment Manager’s services also have included administrative services, including providing office space and other support services; maintaining and preserving certain records; preparing and filing various materials relating to the Investment Manager with state and U.S. federal regulators; and reviewing and arranging for payment of the Fund’s expenses. The Directors considered, among other things, the Investment Manager’s management, personnel, resources, and capabilities and experience in investing through third party Portfolio Managers. The Directors also considered the Investment Manager’s supervision of the Fund’s service providers and its attention to the compliance programs of the Fund, the Investment Manager and certain other service providers.

The Directors reviewed the investment performance of the Fund since inception and compared that performance to the Fund’s investment objective, the performance of certain indices and the Investment Manager’s performance expectations, including in the context of the proposed changes to the Fund’s incentive allocation.

The Directors considered the cost to the Investment Manager of the Original Investment Management Agreement and the profitability to the Investment Manager and its affiliates of the relationship with the Fund over various time periods, and as projected for the New Investment Management Agreement. The information provided to the Directors indicated that the profitability to the Investment Manager and its affiliates arising from the Original Investment Management Agreement has not been excessive and the profitability expected to arise from the New Investment Management Agreement would not be excessive. The Directors acknowledged certain benefits to the reputations of the Investment Manager and the Fund from their association with each other.

The Directors considered services provided by other advisers to funds having investment objectives and policies similar to those of the Fund. The Board received, among other things, comparative data with respect to various types of fund expenses. The Directors received information regarding the combined advisory and administrative fees paid by other clients of the Investment Manager that had investment objectives similar to that of the Fund. The Directors took into account information provided by the Investment Manager about differences between the Fund and those accounts, including with respect to incentive or performance fees or allocations. In considering the extent of the fees received by the Investment Manager for providing services to the Fund, the Directors evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to those followed by the Fund. The Directors considered the Fund’s historical and proposed contractual and net management fees, its anticipated expense ratio, and various components of that expense ratio, along with its current and proposed performance allocations, under various scenarios.

The Directors, in considering economies of scale, reviewed information showing that the Fund had increased in size since inception but had not yet reached the asset level set out in the Investment Manager’s original long-term projections. Notwithstanding this, the Directors noted that the terms of the New Investment Management Agreement proposed by the Investment Manager, in combination with the proposed changes to the Fund’s incentive allocation described under Proposal 2 (“Approval of the Amendment to the Limited Liability Company Agreement; New Performance Allocation Terms”) below, would generally result in lower amounts being paid by the Members to the Investment Manager and its affiliates under the most likely scenarios for the Fund’s performance and 3-month U.S. Treasury Bill yields.

The materials and other information described above were considered by the Board, and also were considered separately by the Independent Directors. The Directors did not identify any particular information or any single factor that was controlling, or the particular weight any Director placed on any one factor for purposes of determining whether to vote in approval of the New Investment Management Agreement. The summary set out above describes the most important factors, but not all of the matters considered by the Directors in coming to their decision regarding the New Investment Management Agreement. On the basis of their review, a majority of the Directors and, separately, a majority of the Independent Directors concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the New Investment Management Agreement and the Board’s recommendation to the Members that they approve it.

PROPOSAL 2 — APPROVAL OF AMENDMENT TO LIMITED LIABILITY COMPANY
AGREEMENT; NEW PERFORMANCE ALLOCATION TERMS

Introduction

As discussed above in the discussion on Proposal 1 (“Approval of New Investment Management Agreement”), the Investment Manager believes that changes to the terms of both the management fee and incentive allocation relating to the Fund should be implemented to further align the interests of the Investment Manager with the interests of the Fund and its Members. The Investment Manager believes that, the proposed reduction in the management fee and changes to the incentive allocation outlined below would decrease the amounts paid by Members during periods in which the Fund’s performance does not exceed, or only modestly exceeds, the 3-month U.S. Treasury Bill yield. The Investment Manager and its affiliates would benefit from the proposed changes only during certain periods in which the Fund’s performance significantly exceeds the 3-month U.S. Treasury Bill yield. Information about how the changes would have impacted the aggregate amounts paid by Members in calendar year 2005 can be found in the section headed “Information about the Management Fee and the Investment Manager” on page 4 above. The term “Incentive Allocation” also would be changed to “Performance Allocation.” The terms of the management fee relating to the Fund are contained in the Original Investment Management Agreement. The terms of the incentive allocation relating to the Fund are contained in the LLC Agreement, and therefore this Proxy Statement includes separate Proposals with respect to the proposed new management fee and incentive allocation terms. In the event that either this Proposal 2 (“Approval of the Amendment to the Limited Liability Company Agreement; New Performance Allocation Terms”) or the previous Proposal, Proposal 1 (“Approval of the New Investment Management Agreement for the Fund”), is not approved by the vote of Members at the Meeting, neither Proposal 1 nor Proposal 2 will be considered approved.

Comparison of Original Incentive Allocation Terms and New Performance Allocation Terms

In connection with the Fund’s commencing operations, the LLC Agreement was approved by the initial Members on May 26, 2004. The LLC Agreement provides that a certain portion of the net capital appreciation of a Member will be reallocated to the Special Member, as set out in detail in the LLC Agreement. This reallocation, if any, is made each year as of December 31. In summary, the incentive allocation terms in the LLC Agreement (the “Original Incentive Allocation Terms”) provide for: (i) an annual “Preferred Return” of 6.00%, below which return by the Fund the Special Member receives no allocation; (ii) a “Catch-Up,” whereby the Special Member is allocated the next 0.30% of return in excess of the Preferred Return; and (iii) a reallocation to the Special Member of 5.00% of any net capital appreciation in excess of the Preferred Return plus the Catch-Up, subject to a loss carryforward.

In summary, the new performance allocation terms under the proposed amendment to the LLC Agreement would provide for: (i) an annual preferred return (the “New Preferred Return”) equal to the 3-month U.S. Treasury Bill yield for each month during the year, below which return by the Fund the Special Member would receive no allocation; and (ii) a reallocation to the Special Member of 10% of any net capital appreciation in excess of the New Preferred Return, subject to a loss carryforward (the “New Performance Allocation”). The New Performance Allocation does not provide for any Catch-Up.

The foregoing is only a summary comparison of the terms of the Original Incentive Allocation and the New Performance Allocation. A detailed comparison of the terms of the Original Incentive Allocation and the New Performance Allocation is attached as Exhibit B. For information on the Board’s determination to approve this Proposal, and to recommend that the Members approve it, see “Board Considerations in Approving the New Investment Management Agreement” under Proposal 1 above.

For calendar year 2005, the aggregate amount of the Original Incentive Allocation was $356,785. The Investment Manager estimates that, had the New Performance Allocation been in place for all of calendar year 2005, the aggregate amount of the New Performance Allocation would have been $473,549. However, as discussed under Proposal 1 (“Approval of the New Investment Management Agreement for the Fund”), the Investment Manager estimates that in calendar year 2005 the combined effect of the changes under Proposal 1 and Proposal 2 would have been to reduce the aggregate amounts payable by the Members by $129,723, a 6.5% reduction.

PROPOSAL 3 — ELECTION OF DIRECTORS

Introduction

The Fund proposes that the Members consider and vote on the election of each current Director of the Fund. In connection with the commencement of the Fund’s operations, each of the Fund’s Independent Directors was appointed by the initial Members on May 26, 2004. Lawrence M. Unrein, who is an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act, was appointed on May 26, 2005 as a Director by the Board, including by unanimous vote of the Independent Directors, and is the only Director not to have been elected by Member vote. The Fund’s nominating committee nominates only non-interested directors. The Board, in connection with the appointment of Mr. Unrein as director, took account of, among other things, the recommendation of the Investment Manager, Mr. Unrein’s professional experience, his then-proposed position as chief executive officer of the Fund and his role relating to the Investment Manager. The Board has not determined it necessary to adopt a formal policy on candidates recommended by Members, including any procedures for making such a recommendation, because the Fund does not regularly hold annual Meetings at which such recommendations may be acted upon, but reserves the right to consider, without committing to do so, any such recommendation on a case-by-case basis.

Information about the Fund’s Directors and Officers

A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set out below.

Number of
		Term of	Principal	Portfolios in
		Office(1) and	Occupation(s)	Fund Complex
	Position(s) Held	Length of	During Past	Overseen by	Other Directorships
Name, Address and Age	with the Fund	Time Served	5 Years	Director	Held by Director

Interested Directors
Lawrence M. Unrein JPMorgan Investment Management, Inc. 522 Fifth Avenue, Floor 15, New York, NY 10036 DOB: 2-2-1956	Director and Chief Executive Officer	May 26, 2005 to present	Managing Director, JPMorgan Investment Management, Inc.	None.	Board Member, National Surgical Hospitals, Inc.; Board Member, Response Insurance; and Board Member, Performance, Inc.; Advisory Board Member, Accel Partners; Advisory Board Member, Apax US/Patricof & Co.; Advisory Board Member, Clayton, Dubilier & Rice; Advisory Board Member, Exxel Capital Partners; Advisory Board Member, Fenway Partners; Advisory Board Member, Great Hill Equity Partners; Advisory Board Member, MeriTech Capital Partners; Advisory Board Member, New Enterprise Associates; Advisory Board Member, North Bridge Venture Partners; Advisory Board Member, Redpoint Venture Partners; Advisory Board Member, TA Associates; and Advisory Board Member, Welsh, Carson, Anderson & Stowe.
Independent Directors
Kenneth H. Beer Stone Energy Corporation, 625 East Kaliste Saloom Road, Lafayette, LA 70508 DOB: 6-29-1957	Director	May 26, 2004 to present	Senior Vice President and Chief Financial Officer of Stone Energy Corporation; prior thereto, Partner, Director of Research and Senior Energy Analyst of Johnson Rice & Co. L.L.C. (investment banking firm).	None.	Board Member, Children’s Hospital of New Orleans; Board Member, J.P. Morgan Corporate Finance Investors; Board Member, J.P. Morgan U.S. Corporate Finance Investors II; Board Member, J.P. Morgan Europe Corporate Finance Investors II; Board Member, J.P. Morgan Venture Capital Investors; Board Member, J.P. Morgan Venture Capital Investors II ; Board Member

Number of
		Term of	Principal	Portfolios in
		Office(1) and	Occupation(s)	Fund Complex
	Position(s) Held	Length of	During Past	Overseen by	Other Directorships
Name, Address and Age	with the Fund	Time Served	5 Years	Director	Held by Director

Gerald A. Okerman Minnesota Research Fund, Suite 260, 1000 Westgate Drive, St. Paul, MN 55114 DOB: 2-21-1946	Director	May 26, 2004 to present	President and CEO of Minnesota Research Fund (technology); prior thereto, Corporate Development and Investment Manager in the Corporate Enterprise Development Department, Minnesota Mining and Manufacturing (3M) (a multinational manufacturing company).	None.	Chairman of the Board, Talor Building Systems, Inc.; Board Member, Nanocopoeia, Inc.; Board Member, Apprise, Inc.; Board Member, J.P. Morgan Corporate Finance Investors; Board Member, J.P. Morgan U.S. Corporate Finance Investors II; Board Member, J.P. Morgan Europe Corporate Finance Investors II; Board Member, J.P. Morgan Venture Capital Investors; Board Member, J.P. Morgan Venture Capital Investors II
S. Lawrence Prendergast Prendergast Capital Management, 270 Davidson Avenue, Somerset, NJ 08873 DOB: 4-20-1941	Director	May 26, 2004 to present	Executive Vice President of Finance of LaBranche & Co. (specialist firm on the NYSE); prior thereto Chairman and CEO of AT&T Investment Management Corp. (money management company).	None.	Board Member, AT&T Investment Management Corp.; Board Member, Batterymarch Global Emerging Markets Fund; Board Member, Cincinnati Incorporated; Board Member, Aftermarket Technology Corp.; Private Equity Fund Advisory Board Member, E.M. Warburg, Pincus & Co.; Private Equity Fund Advisory Board Member, Lehman Brothers; International Capital Markets Advisory Board Member, NYSE; Board Member, Turrell Fund; Board Member, J.P. Morgan Corporate Finance Investors; Board Member, J.P. Morgan U.S. Corporate Finance Investors II; Board Member, J.P. Morgan Europe Corporate Finance Investors II; Board Member, J.P. Morgan Venture Capital Investors; Board Member, J.P. Morgan Venture Capital Investors; Board Member, J.P. Morgan Venture Capital Investors II
Other Officers
Thomas J. DiVuolo J.P. Morgan Alternative Asset Management, Inc. 522 Fifth Avenue, Floor 10, New York, NY 10036 DOB: 7-27-1960	Chief Financial Officer	May 26, 2005 to present	Vice President and Chief Financial Officer, J.P. Morgan Alternative Asset Management, Inc.; prior thereto Senior Vice President, Kenmar Advisory Corp. (an asset management firm).	N/A	N/A

(1)	Each Director and Officer serves for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

Securities Ownership

The following table sets out the amount of Interests beneficially owned by the Directors.

Aggregate Dollar Range of Equity
	Dollar Range of	Securities in All Funds Overseen
	Equity Securities	by Director in Family of
Name of Director	in the Fund	Investment Companies

Lawrence M. Unrein	None	None
Kenneth H. Beer	None	None
Gerald A. Okerman	None	None
S. Lawrence Prendergast	None	None

Compensation

The following table shows information regarding the compensation expected to be received by the Independent Directors of the Fund and from all registered investment companies for which the Managing Member, the Investment Manager or their affiliates serve as an investment manager or managing member for the fiscal year ending March 31, 2006. No compensation is paid by the Fund to Directors who are “interested persons” of the Fund, the Managing Member, the Special Member or the Investment Manager.

Compensation for Fiscal Year Ending March 31, 2006

		Pension or		Total Compensation
	Aggregate	Retirement Benefits	Estimated Annual	from Fund and
	Compensation	Accrued as Part	Benefits Upon	Fund Complex
Name of Director	From the Fund	of Fund Expenses(1)	Retirement(1)	Paid to Directors

Kenneth H. Beer	$10,000	Not applicable.	Not applicable.	$10,000
Gerald A. Okerman	$10,000	Not applicable.	Not applicable.	$10,000
S. Lawrence Prendergast	$10,000	Not applicable.	Not applicable.	$10,000

(1)	The Fund does not have a bonus, profit sharing or retirement plan, and Directors do not receive any pension or retirement benefits from the Fund.

Each Independent Directors is paid an annual retainer of $10,000 plus reasonable out-of-pocket expenses in consideration for his attendance at meetings of the Board of Directors, and any committees thereof, and other services he may provide with respect to the Fund.

Members may send communications to the Board or to the Fund at J.P. Morgan Multi-Strategy Fund, L.L.C., 522 Fifth Avenue, Floor 10, New York, NY 10036, Telephone: (212) 837-1432, Facsimile: (917) 464-8731.

ADDITIONAL INFORMATION

Board Committees.  The Board of Directors has formed an Audit Committee currently composed of three Directors, each an Independent Director, the functions of which are: (1) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund’s service providers; (2) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those statements; (3) to the extent that Directors are not members of the Audit Committee, to act as a liaison between the Fund’s independent auditors and the Board of Directors; and (4) to review the contracts between the Fund and its independent auditors, and in this regard, to generally oversee the audit engagement and to make any necessary auditor independence determinations.

The Board of Directors has formed a Nominating and Compensation Committee currently composed of three Directors, each an Independent Director, the functions of which are: (1) to select and nominate to the Board of Directors each Independent Director and (2) recommend to the Board of Directors any appropriate changes in compensation for each Independent Director. After the initial election of Directors, no Independent

Director will be elected by the Board of Directors unless nominated by the Nominating and Compensation Committee.

Addresses of Investment Manager and Administrator.  The address of the Investment Manager of the Fund, J.P. Morgan Alternative Asset Management, Inc., is 522 Fifth Avenue, Floor 10, New York, NY 10036. The address of the Administrator of the Fund, PFPC Inc., is 301 Bellevue Parkway, Wilmington, Delaware 19809.

Expenses and Methods of Proxy Solicitation.  The expenses of preparation, printing and mailing of the enclosed Proxy, the accompanying Notice and this Proxy Statement will be borne by the Fund. The Fund may reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Interests of the Fund.

In order to obtain the necessary quorum and vote at the Meeting, a supplementary solicitation may be made by mail, telephone, or personal interview by representatives of the Fund. If, by the time scheduled for the Meeting, a quorum of Members is not present or if a quorum is present but sufficient votes to allow action on the Proposals are not received from the Members, the chairman of the Meeting may adjourn the Meeting to permit further solicitation of proxies from Members. Any Meeting convened on the date it was called may be adjourned without further notice for up to 120 days after the original record date for that Meeting.

Quorum.  The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the Record Date will constitute a quorum at the Meeting.

Member Approval.  Each Member will be entitled to cast a number of votes equivalent to the Member’s Investment Percentage (as defined in the LLC Agreement) determined as of the Record Date. Assuming a quorum is present at the Meeting, approval of each Proposal will require the affirmative vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund (i.e., Member votes the aggregate Investment Percentage represented by which totals 67% or more) present at the meeting, if the holders of more than 50% of such outstanding voting securities (i.e., Members whose aggregate Investment Percentage totals more than 50%) are present in person or represented by proxy; or (ii) more than 50% of such outstanding voting securities (i.e., Members whose aggregate Investment Percentage totals more than 50%) of the Fund. The Board authorized the submission of each Proposal for consideration by the Members in this Proxy Statement. All Interests represented by properly executed proxies, unless such proxies have previously been revoked by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy is present at the meeting and votes in person, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the Interests will be voted “FOR” each Proposal.

Broker Non-Votes and Abstentions.  Broker-dealer firms holding Interests of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Interests on the New Terms before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange (“NYSE”), such broker-dealer firms may, without instructions from their customers and clients, grant authority to give a proxy to vote on routine matters, including the election of the Directors, if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. However, the NYSE also provides that in certain non-routine matters, including approval of the New Investment Management Agreement and the Amendment to the LLC Agreement, a broker member may not authorize any proxy without instructions from the customer. Votes that, in accordance with the NYSE rules, are not cast by broker-dealer firms on those non-routine matters are called “broker non-votes.” Because the sole matter to be considered at the Meeting is routine (i.e., the approval of the New Terms), broker non-votes will not exist at the Meeting. For purposes of the vote on the approval of the New Terms, abstentions (i.e., a vote to withhold) with respect to the approval of the New Terms will have the same effect as a negative vote on the matter, although they will be considered present for purposes of determining the presence of a quorum at the Meeting.

If, at the Meeting, a validly executed proxy is submitted by a broker-dealer or record holder and no voting instructions with respect to a Proposal are given, the Interests represented by the proxy will be present for purposes of obtaining a quorum at the Meeting and the persons named as proxy holders will cast all votes entitled to be cast pursuant to that proxy “FOR” the approval of the Proposal.

Other Matters.  Management knows of no other matters to be presented at the Meeting. However, if other matters are presented for a vote at the Meeting or any adjournments or postponements thereof, the persons named as proxy holders on the enclosed form of proxy will vote the Interests represented by properly executed proxies according to their discretion on those matters.

Fiscal Year.  The fiscal year for the Fund is the 12-month period ending on March 31.

Report Delivery.  The Fund will furnish, without charge, a copy of its most recent Annual or Semi-Annual Report to any Member upon request. Such requests should be directed to the attention of the Fund at J.P. Morgan Multi-Strategy Fund, L.L.C., 522 Fifth Avenue, Floor 10, New York, NY 10036, Telephone: (212) 837-1432, Facsimile: (917) 464-8731.

Delivery of Proxy Materials.  A single Proxy Statement and Notice of Special Meeting of Members will be delivered to two or more Members who share an address, unless the Fund has received contrary instructions from one or more Members. The Fund will furnish, without charge, upon request, a separate copy of the Proxy Statement and Notice of Special Meeting of Members to any Member at a shared address to which a single copy was delivered. Further, Members who share an address and are receiving multiple copies of the Proxy Statement and Notice of Special Meeting of Members may contact the Fund in order to receive a single copy of any future proxy statement or notice. Such requests should be directed to the attention of the Fund at J.P. Morgan Multi-Strategy Fund, L.L.C., 522 Fifth Avenue, Floor 10, New York, NY 10036, Telephone: (212) 837-1432, Facsimile: (917) 464-8731.

Recommendation of the Board of Directors.  The Board of the Fund unanimously recommends that Members of the Fund vote “FOR” approval of each Proposal.

By Order of the Board of Directors,

Lawrence M. Unrein
Director and Chief Executive Officer
J.P. Morgan Multi-Strategy Fund, L.L.C.

Dated: March 2, 2006

EXHIBIT A

FORM OF
INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT to be effective as of the 1st day of April, 2006 between J.P. MORGAN MULTI-STRATEGY FUND, L.L.C., a Delaware limited liability company (the “Fund”), and J.P. MORGAN ALTERNATIVE ASSET MANAGEMENT, INC., a Delaware corporation (the “Investment Manager”).

WHEREAS, the Fund has been organized for the purpose of allocating discrete pools of its capital among portfolio managers (the “Portfolio Managers”) that invest through investment pools or managed accounts in a variety of markets and that employ, as a group, a range of investment techniques and strategies, as described in the Private Placement Memorandum of the Fund, as it may be amended and supplemented from time to time (the “Private Placement Memorandum”), and the Fund desires to avail itself of the experience, sources of information, advice, assistance and facilities of the Investment Manager, and desires to have the Investment Manager perform for it various investment management services;

WHEREAS, the Investment Manager is willing to perform such services under the terms and conditions hereinafter set forth;

WHEREAS, the Investment Manager has received a copy of the Amended and Restated Limited Liability Company Agreement (“LLC Agreement”) of the Fund, in effect as of the date of this Agreement, and the Private Placement Memorandum;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1.  Appointment of the Investment Manager.  The Investment Manager will act as investment manager to the Fund and will be responsible for all investment decisions, either directly or indirectly through the selection and monitoring of the Portfolio Managers through which the assets of the Fund will be invested. The Investment Manager undertakes to give the Fund the benefit of its best judgment, efforts and facilities in rendering its services.

2.  Authority of the Investment Manager.  Subject to Section 5, and in connection with its obligations under this Agreement, the Investment Manager will have the authority for and in the name of the Fund (including, to the extent applicable, any subsidiary of the Fund) to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the investment program of the Fund subject to oversight by the Fund’s Board of Directors (the “Board of Directors”) and in accordance with the investment objective and policies described in the Private Placement Memorandum. Without limiting the generality of the foregoing, the Investment Manager is specifically authorized to:

(a) invest discrete portions of the Fund’s assets (which may constitute, in the aggregate, all of the Fund’s assets) in unregistered investment funds or other investment vehicles and registered investment companies (“Investment Funds”) that are managed by Portfolio Managers, which investments shall be subject in each case to the terms and conditions of the respective governing documents utilized by each Portfolio Manager;

(b) invest discrete portions of the Fund’s assets (i) in separate investment vehicles for which the Portfolio Managers serve as general partners, managing members and/or investment managers and in which the Fund is the sole investor (“Sub-Funds”) and (ii) with Portfolio Managers who are retained to manage the Fund’s assets directly through separately managed accounts (Sub-Funds and separately managed accounts are collectively referred to as “Separately Managed Accounts”; Portfolio Managers of Separately Managed Accounts are referred to as “Subadvisers”);

(c) invest the Fund’s assets in any type of instrument it deems appropriate for the purpose of (i) hedging currency risk when the Fund makes an investment in an Investment Fund or directly in securities denominated in a currency other than the U.S. dollar and (ii) fulfilling the investment objective of the Fund as described in the Private Placement Memorandum;

(d) invest the cash balances of the Fund in any instruments it deems appropriate and to reinvest any income earned thereon in accordance with the investment program of the Fund;

(e) borrow or raise monies, on behalf of the Fund, and, from time to time issue, accept, endorse and execute promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and secure the payment of such or other obligations by mortgage upon, or hypothecation or pledge of, all or part of the property of the Fund, whether at the time owned or thereafter acquired, when deemed appropriate by the Investment Manager, including, without limitation, to meet repurchases that would otherwise result in the premature liquidation of investments;

(f) open, maintain and close bank accounts and brokerage accounts in the name of the Fund and draw checks or other orders for the payment of monies in respect of those accounts, and issue instructions and authorizations to brokers regarding securities and/or money therein, subject to the oversight of the Board of Directors;

(g) do any and all acts on behalf of the Fund, and exercise all rights of the Fund, with respect to its interest in any person, firm, corporation or other entity, including, without limitation, the voting or abstention from voting of limited liability company interests, limited partnership interests, shares or other interests of the Investment Funds and Sub-Funds, participation in arrangements with creditors, the institution and settlement or compromise of suits and administrative proceedings and other like or similar matters;

(h) subject to the Investment Company Act of 1940 (the “1940 Act”), and any interpretations of that Act, invest in one or more Investment Funds through an intermediate entity in which other accounts or funds managed by the Investment Manager may have an interest or allocate portions of the Fund’s assets to Portfolio Managers affiliated with the Investment Manager, but not on terms more favorable to such affiliates than could be obtained through arm’s-length negotiation;

(i) advise the Board of Directors in connection with any proposed changes to the Fund’s investment guidelines, policies or strategies from time to time in order to meet the Fund’s investment objective;

(j) supply the Fund’s administrator, custodian, escrow agent, or other service providers to the Fund, with such information and instructions as may be necessary to enable such person or persons to perform their duties in accordance with the applicable agreements;

(k) perform certain “manager administrative services,” including effecting all registrations or other filings required by any governmental or similar agency with respect to the Fund, providing substantial assistance in the administration of the process by which the Fund repurchases its securities, including with respect to regulatory filings, liaising as necessary with regulatory authorities with respect to the Fund’s operations and filings, and generally addressing matters arising from the Fund’s registration under the 1940 Act;

(l) authorize any employee or other agent of the Investment Manager or agent or employee of the Fund to act for and on behalf of the Fund in all matters incidental to the foregoing; and

(m) engage personnel, whether part-time or full-time, attorneys and independent accountants or such other persons as the Investment Manager may deem necessary or advisable.

Subject to Section 3(b) of this Agreement, the Investment Manager may be assisted in performing its services hereunder by sub-managers or consultants that it selects.

3.  Policies of the Fund.

(a) The activities engaged in by the Investment Manager on behalf of the Fund shall be subject to the policies and control of the Board of Directors.

(b) The selection of Subadvisers by the Investment Manager will be subject to the approval by the Board of Directors in accordance with requirements of the 1940 Act and a vote of a majority of the outstanding voting securities of the Fund unless the Fund acts in reliance on exemptive, interpretive or other relief granted by the Securities and Exchange Commission (the “SEC”) from the provisions of the 1940 Act requiring such approval by security holders.

(c) The Fund and the Investment Manager agree to furnish to each other current prospectuses, proxy statements, reports to members or shareholders, true and complete copies of their financial statements, and such other information with regard to their affairs as each may reasonably request. The Investment Manager will provide the Fund with records concerning the Investment Manager’s activities that the Fund is required to maintain and to render regular reports to the Fund’s officers and the Board of Directors concerning the Investment Manager’s discharge of its responsibilities.

4.  Status of the Investment Manager.

(a) The Investment Manager will for all purposes be an independent contractor and not an employee of the Fund, nor will anything in this Agreement be construed as making the Fund a partner or co-venturer with the Investment Manager or any of its affiliates or clients. The Investment Manager shall have no authority to act for, represent, bind or obligate the Fund except as specifically provided in this Agreement or as specifically approved by the Board of Directors.

(b) The Fund authorizes affiliates of the Investment Manager to provide services relating to the investment or trading of securities for the Fund and to retain compensation in connection with the transactions, provided that any such affiliate discloses, at least annually, and as may be required under the Fund’s Rule 17e-1 Procedures, as amended from time to time with notice to the Investment Manager (the “Procedures”), the amount of the commission it has received and that the amount of such compensation is permissible under the Procedures. This authorization is executed and delivered pursuant to Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) under that Act.

(c) The Investment Manager is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity trading advisor, but has claimed exemption from registration in such capacity with respect to its provision of commodity interest trading advice to the Fund. The Investment Manager will provide commodity interest trading advice to the Fund as if the Investment Manager were exempt from registration as a commodity trading advisor.

5.  Conduct of the Investment Manager.  All actions engaged in by the Investment Manager under this Agreement will at all times conform to and be in accordance with the requirements imposed by:

(a) any provisions of applicable law;

(b) provisions of the LLC Agreement as such LLC Agreement may be amended, supplemented or revised from time to time, provided that the Investment Manager will not be obligated to follow any amendment to the LLC Agreement that increases its obligations, responsibilities or liabilities until it has received actual notice of the amendment; and

(c) such policies and procedures as may be adopted from time to time by the Board of Directors, provided that the Investment Manager will not be obligated to follow any such policies or procedures that increases its obligations, responsibilities or liabilities until it has received actual notice of the policy or procedure.

6.  Reimbursement of Legal and Other Professional Expenses.  The Investment Manager, in its discretion, may rely upon the advice of legal counsel, independent accountants and other professional advisors to the Fund in connection with the performance of its activities on behalf of the Fund under this Agreement, and the Fund shall bear full responsibility therefor and the expense of any fees and disbursements arising from the use of such professional advisors.

7.  Fees.

(a) The Fund shall pay the Investment Manager as full compensation for the services performed by the Investment Manager a fixed monthly fee payable monthly equal to 0.1042% (approximately 1.25% on an annualized basis) (the “Management Fee”) plus, for the services provided under Section 2(k) of this Agreement, an additional manager administrative services fee of 0.0125% per month (approximately 0.15% on an annualized basis) (the “Manager Administrative Services Fee”) of the month-end capital account balance of each member of the Fund (each, a “Member”, and collectively, the “Members”), before giving effect to repurchases, repurchase fees (if any) or the Incentive Allocation, and after giving effect to other expenses (all as computed pursuant to the LLC Agreement). The Management Fee and the Manager Administrative Services Fee shall be appropriately prorated in the event that this Agreement becomes effective as of a date other than the beginning of a month or terminates as of a date other than the end of a month.

(b) Payment of the Management Fee and the Manager Administrative Services Fee shall be made in arrears within 20 days after the end of each month. Subject to the 1940 Act, the Investment Manager, in its discretion, may remit to any Member all or a portion of its past profits earned with respect to the Capital Account of that Member. A portion of the Management Fee may be paid by, or at the direction of, the Investment Manager to Placement Agents that assist in the placement of Interests and may be affiliated with the Investment Manager, and any such payments will be in addition to the direct placement fees paid by investors.

(c) Each payment for services to the Investment Manager shall be accompanied by a report of the Fund, prepared either by the Fund’s administrator or by an established firm of independent public accountants, which shows the amount properly payable to the Investment Manager under this Agreement, and the manner of computation thereof.

8.  Expenses of the Fund.  The Fund will pay or assume all ordinary operating expenses of the Fund in accordance with the terms of the LLC Agreement, other than expenses assumed by the Investment Manager.

9.  Expenses of the Investment Manager.  The Investment Manager will bear all of its own costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers, as well as its other ordinary operating expenses.

10.  Representations and Warranties.

(a) The Investment Manager represents and warrants that: (i) it has obtained all applicable licenses, permits, registrations, memberships and approvals that may be required in order to serve in its designated capacities with respect to this Agreement, and will continue to keep current those licenses, permits, registrations, memberships and approvals for so long as this Agreement is in effect; (ii) it is in material compliance with all requirements of applicable federal securities and commodities laws, regulations and rules, including the regulations and rules of the SEC, the CFTC and all other laws, rules or regulations applicable to it or its activities; (iii) it will immediately notify the Fund of the occurrence of any event that would disqualify it from serving in its designated capacities with respect to this Agreement; (iv) it has the capacity and authority to perform its obligations under this Agreement; (v) this Agreement has been duly and validly authorized, executed and delivered on behalf of the Investment Manager and is a valid and binding agreement of the Investment Manager enforceable in accordance with its terms; and (vi) entry into this Agreement will not breach or cause to be breached any undertaking, agreement, contract, statute, rule or regulation to which it is a party or by which it is bound which would materially limit or affect the performance of its duties under this Agreement.

(b) The Fund represents and warrants that: (i) it is a limited liability company duly formed and validly existing under the laws of the State of Delaware and has full power and authority to perform its obligations under this Agreement; (ii) it has the capacity and authority to enter into this Agreement; (iii) the person that would be deemed to be the Fund’s commodity pool operator has claimed exclusion from such status pursuant to CFTC Rule 4.5; (iv) this Agreement has been duly and validly authorized, executed and delivered on behalf of the Fund and is a valid and binding agreement of the Fund enforceable in accordance with its terms; and (v) entry into this Agreement will not breach or cause to be breached any undertaking, agreement, contract, statute, rule or regulation to which it is a party or by which it is bound that would materially limit or affect the performance of its duties under this Agreement.

11.  Liability of Investment Manager.  In the absence of (a) willful misfeasance, bad faith or negligence on the part of the Investment Manager in performance of its obligations and duties under this Agreement, (b) reckless disregard by the Investment Manager of its obligations and duties under this Agreement, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited to the period and the amount set out in Section 36(b)(3) of the 1940 Act), the Investment Manager will not be subject to any liability whatsoever to the Fund, or to any Member of the Fund for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under this Agreement including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

12.  Indemnification.

(a) To the fullest extent permitted by law, the Fund will, subject to Section 12(c) of this Agreement, indemnify the Investment Manager (including for this purpose each officer, director, member, partner, principal, employee or agent of, or any person who controls, is controlled by or is under common control with, the Investment Manager, and their respective executors, heirs, assigns, successors or other legal representatives) (each such person being referred to as an “indemnitee”) against all losses, claims, damages, liabilities, costs and expenses (“Losses,” and individually, a “Loss”) arising by reason of being or having been Investment Manager to the Fund, or the past or present performance of services to the Fund in accordance with this Agreement by the indemnitee, except to the extent that the Loss has been determined in a final judicial decision on the merits from which no further right of appeal may be taken in any action, suit, investigation or other proceeding, whether civil or criminal (“Action”), to have been incurred or suffered by the indemnitee by reason of willful misfeasance, bad faith, negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office (“disabling conduct”). Losses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses incurred in connection with the defense or disposition of any Action before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which the indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this Section 12 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that indemnification of such liability would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 12.

(b) Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Fund in advance of the final disposition of any Action upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Fund amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 12(a) of this Agreement, so long as (1) the indemnitee provides security for the undertaking, (2) the Fund is insured by or on behalf of the indemnitee against Losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (3) a majority of the directors (each, a “Director,” and collectively, the “Directors”) of the Fund who are not “interested persons” (as that term is defined in the 1940 Act) (“Independent Directors”) (excluding any Director who is either seeking advancement of expenses under this Agreement or is or has been a party to any other Action involving claims similar to those involved in the Action giving rise to a claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines, based on a review of readily available facts (as opposed to a full trial-type inquiry), that reason exists to believe that the indemnitee ultimately will be entitled to indemnification.

(c) With respect to the disposition of any Action (whether by a compromise payment, pursuant to a consent decree or otherwise) without a final decision on the merits by a court, or by any other body before which the Action has been brought, that an indemnitee was liable to the Fund or its Members by reason of disabling conduct, indemnification will be provided in accordance with Section 12(a) of this Agreement if (1) the indemnification is approved as in the best interests of the Fund by a majority of the Independent Directors (excluding any Director who is either seeking indemnification under this Agreement or is or has been a party to any other Action involving claims similar to those involved in the Action giving rise to a claim for indemnification under this Agreement) upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Fund and that the indemnitee is not liable to the Fund or its Members by reason of disabling conduct, or (2) the Directors secure a written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that indemnification would not protect the indemnitee against any liability to the Fund or its Members to which the indemnitee would otherwise be subject by reason of disabling conduct.

(d) Any indemnification or advancement of expenses made in accordance with this Section 12 will not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any Action involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Fund or its Members by reason of disabling conduct. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 12, it will be a defense that the indemnitee has not met the applicable standard of conduct described in this Section 12. In any suit in the name of the Fund to recover any indemnification or advancement of expenses made in accordance with this Section 12 the Fund will be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken. In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 12, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 12 will be on the Fund (or on any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 12 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member will be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f) The rights of indemnification provided in this Section 12 will not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 12 will affect the power of the Fund to purchase and maintain liability insurance on behalf of the Investment Manager or any other indemnitee.

13.  Activities of the Investment Manager and Others.  The Investment Manager and its affiliates may engage, simultaneously with their investment management activities on behalf of the Fund, in other businesses and make investments for their own accounts, and may render services similar to those described in this Agreement for other individuals, companies, trusts or persons, and shall not by reason of such engaging in other businesses, making such investments or rendering of services for others be deemed to be acting in conflict with the interests of the Fund. Notwithstanding the foregoing, the Investment Manager shall devote sufficient time to the management of the Fund’s assets as is necessary to supervise the investment activities of the Fund.

14.  Permissible Interests.  Subject to and in accordance with the LLC Agreement and the organizational documents of the Investment Manager (the “Investment Manager Organizational Documents”), (a) Directors (other than those identified as “disinterested” in the Fund’s Private Placement Memorandum), officers, employees, agents and Members of the Fund are or may be interested in the Investment Manager (or any successor thereof) as directors, officers, agents, shareholders or otherwise; (b) directors, officers, employees, agents and shareholders of the Investment Manager are or may be interested in the Fund as Directors (other than those identified as “disinterested” in the Fund’s Private Placement Memorandum), officers, Members or otherwise; and (c) the Investment Manager (or any successor) is or may be interested in the Fund as a Member or otherwise. The effect of any such interrelationships will be governed by the LLC Agreement, the Investment

Manager Organizational Documents, the provisions of the 1940 Act and the provisions of the Investment Advisers Act of 1940.

15.  Term.  This Agreement will become effective as of the date first written above and will continue for an initial two-year term, and will continue thereafter so long as the continuance is specifically approved at least annually (a) by a majority vote of the Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a majority vote of the Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund; provided however, that if the Members of the Fund fail to approve the Agreement as provided in this Section 15, the Investment Manager may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and the rules under that Act. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Investment Manager. This Agreement may be terminated by the Investment Manager at any time, without the payment of any penalty, upon 60 days’ written notice to the Fund.

16.  Use of Name.  The Fund acknowledges that it adopted its name through the permission of the Investment Manager. The Investment Manager hereby consents to the non-exclusive use by the Fund of “J.P. Morgan” in its name only so long as the Investment Manager or one of its affiliates serves as the investment manager of the Fund. The Fund agrees to indemnify and hold harmless the Investment Manager and its affiliates from and against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, attorney’s fees and disbursements, which may arise out of the Fund’s use or misuse of the name “J.P. Morgan Multi-Strategy Fund, L.L.C.” or out of any breach of or failure to comply with this Section 16.

17.  Miscellaneous.

(a) Definitions.  Capitalized terms used and not otherwise defined in this Agreement shall have the same meaning as in the Private Placement Memorandum. As used in this Agreement, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” will have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act, and relevant interpretations of those sections.

(b) Notices.  Any notice, consent or other communication made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered or five days after mailed by certified mail, return receipt requested, as follows:

If to the Investment Manager:

J.P. Morgan Alternative Asset Management, Inc.
522 Fifth Avenue, 10th Floor
New York, New York 10036
Attention: Paul Zummo

If to the Fund:

J.P. Morgan Multi-Strategy Fund, L.L.C.
C/O PFPC INC.
301 Bellevue Parkway
Wilmington, Delaware 19809
Attention: John F. Fulgoney

(c) Entire Agreement.  This Agreement contains all of the terms agreed upon or made by the parties relating to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

(d) Amendments and Waivers.  This Agreement may be amended by mutual consent, but the consent of the Fund must be approved, if required by the 1940 Act, (a) by vote of a majority of those members of the Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Fund.

(e) Binding Effect; Assignment.  This Agreement will automatically and immediately terminate in the event of its assignment, provided that an assignment to a successor to all or substantially all of the Investment Manager’s business or to a wholly owned subsidiary of such successor that does not result in a change of actual control of the Investment Manager’s business or management will not be deemed to be an assignment for the purposes of this Agreement.

(f) Governing Law.  Notwithstanding the place where this Agreement may be executed by any of the parties to this Agreement, the parties expressly agree that all terms and provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of New York, United States applicable to agreements made and to be performed entirely in that jurisdiction, without regard to such jurisdiction’s conflict of laws provisions.

(g) Headings.  The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement.

(h) Counterparts.  This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement.

(i) Survival.  The provisions of Sections 6, 7, 8, 12, and 17(f) of this Agreement will survive the termination of this Agreement.

(j) Fund Obligations.  The parties to this Agreement agree that the obligations of the Fund under this Agreement will not be binding upon any of the Directors, Members or any officers, employees or agents, whether past, present or future, of the Fund, individually, but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the date first written above.

J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.

By:	Ehrlich Associates, L.L.C., its Managing Member

By:	Name: Dr. Harold B. Ehrlich Title: Chairman and Sole Member

J.P. MORGAN ALTERNATIVE ASSET
MANAGEMENT, INC.

By:	Name: Paul Zummo
Title:   Managing Director

EXHIBIT B

The following pages contain a detailed comparison of the Original Incentive Allocation Terms and the New Performance Allocation Terms.

5.6	PERFORMANCE ALLOCATION

At the end of each calendar year, each Member’s return on investment for the year will be determined and a portion of the Net Capital Appreciation allocated to the Member’s Capital Account during the year (the “Performance Allocation”), net of the Member’s allocable share of the Management Fee and the Manager Administrative Services Fee, equal to 10% of the portion of such Net Capital Appreciation that exceeds the Preferred Return (as defined below) will be reallocated to the Capital Account of the Special Member. The “Preferred Return” is equal to the 3-month U.S. Treasury Bill yield (as defined below) for each month during the relevant calendar year (or any shorter period of calculation). The “3-Month U.S. Treasury Bill yield” for any month shall equal one-twelfth of the annual yield for the 3-Month U.S. Treasury bill for the first business day of the then current calendar quarter as set forth in the U.S. Federal Reserve Statistical Release H.15(519) under the caption “Treasury constant maturities”, or if such measurement is not available, such other source as the Managing Member may determine appropriate in its discretion.

No Performance Allocation will be made with respect to a Member’s Capital Account until any cumulative Net Capital Depreciation previously allocated to such Member’s Capital Account plus any Management Fees and Manager Administrative Services Fees charged to such Capital Account (collectively, the “Loss Carryforward”) have been recovered. Any Loss Carryforward of a Member will be reduced proportionately to reflect the repurchase of any portion of that Member’s Interest.

The performance of each Capital Contribution made by a Member during a calendar year will be separately tracked, and the Performance Allocation, the Preferred Return and any Loss Carryforward for a Member will be determined separately with respect to each such Capital Contribution as if it were a separate Capital Account.

Upon a repurchase of an Interest (other than at the end of a calendar year) from a Member in accordance with Section 4.5, a Performance Allocation will be determined and allocated to the Special Member, and, in the case of any repurchase of a portion of an Interest, as follows: the portion of the Interest being repurchased (and the amount with respect to which the Performance Allocation is calculated) will be deemed to have been taken from the first Capital Contribution of such Member (as such Capital Contribution has been adjusted for Net Capital Appreciation and Net Capital Depreciation, Management Fees, Manager Administrative Services Fees and other expenses) until it is decreased to zero and from each subsequent Capital Contribution until such Capital Contribution (as adjusted) is decreased to zero.

A Performance Allocation will be determined in respect of each Member and allocated to the Special Member at the time of liquidation of the Fund.

Within 30 days after the close of each calendar year, the Special Member may withdraw up to 100% of the Performance Allocation (computed on the basis of unaudited data) that was credited to the Capital Account of the Special Member and debited from the Member’s Capital Account with respect to the calendar year. Such withdrawal will not cause the Special Member to cease to be the Special Member.

The Special Member may assign its right to receive all or any part of the Performance Allocation to one or more entities that are owned by JPMorgan Chase or its Affiliates and/or certain employees of JPMorgan Chase, and any such entity may, with the consent of the Managing Member, be admitted to the Fund as an additional or substitute Special Member by executing a counterpart of this Agreement or any other instrument evidencing its agreement to be bound by the terms of this Agreement.

Subject to the 1940 Act, the Special Member may, in its sole discretion, elect to remit to a Member a portion of the Performance Allocation made with respect to such Member’s Capital Account.

The Managing Member has the right to amend, without the consent of the Members, this Agreement so that the Performance Allocation provided in the Agreement conforms to any applicable requirements of the SEC and other regulatory authorities; provided that such amendment does not increase the Performance Allocation or otherwise have an adverse economic effect on the Members (other than the Special Member).

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EXHIBIT C

The following two pages reproduce the table headed “SUMMARY OF FEES, ALLOCATIONS AND EXPENSES” from page 11 of the Fund’s Private Placement Memorandum dated June 7, 2004 both as it currently appears (Exhibit C-1), and as it would have appeared if the proposed New Management Fee and New Performance Allocation described in this Proxy had been in place as of the inception of the Fund (Exhibit C-2).
Exhibit C-1

SUMMARY OF FEES, ALLOCATIONS AND EXPENSES

The following table illustrates the fees and expenses that the Fund expects to incur and that Members can expect to bear directly or indirectly.

MEMBER TRANSACTION FEES
Maximum placement fee (percentage of purchase amount)	3.0	%(1)
Maximum redemption fee (percentage of amount redeemed)	1.5	%(2)
ANNUAL FUND EXPENSES (as a percentage of the Fund’s net assets)
Management Fee (to the Investment Manager)	1.5	%(3)
Manager Administrative Services Fee (to the Investment Manager)	0.15	%(3)
Other Expenses	0.29	%(4)

Total Annual Fund Expenses (other than interest expense)	1.94	%(5)(6)

(1)	In connection with initial and additional investments, investors may be charged placement fees (sales commissions) of up to 3.0% of the amounts transmitted in connection with their subscriptions, in the discretion of their Placement Agent. Placement fees are payable to the Placement Agent and will be in addition to an investor’s investment in the Fund. See “Subscriptions for Interests — Placement Fees.”

(2)	A 1.5% redemption fee or “repurchase” fee payable to the Fund will be charged for repurchases of Members’ Interests at any time prior to the day immediately preceding the one-year anniversary of a Member’s purchase of its Interest. See “Redemptions, Repurchases and Transfers of Interests — Repurchases of Interests.”

(3)	In addition to the Management Fee and the Manager Administrative Services Fee, at the end of each calendar year a portion of the net capital appreciation allocated to each Member’s capital account during the year, net of such Member’s pro rata share of the Management Fee and the Manager Administrative Services Fee, will be reallocated to the capital account of the Special Member in the following manner: (a) the Preferred Return will remain allocated to such Member; (b) the Catch-Up will be reallocated to the Special Member; and (c) thereafter, 95% of any net capital appreciation will remain allocated to such Member, and the remaining 5% of such net capital appreciation will be reallocated to the Special Member. As stated earlier, the amounts reallocated to the Special Member under (b) and (c) above are referred to as the “Incentive Allocation.” No Incentive Allocation will be made, however, with respect to a Member’s capital account until any Loss Carryforward of such Member has been recovered. An Incentive Allocation will also be determined in respect of a Member and allocated to the Special Member at the time of repurchase of a Member’s Interest and upon liquidation of the Fund. Any Incentive Allocation to be determined and allocated in respect of a period of less than 12 months will be pro-rated. See “Capital Accounts and Allocations — Allocation of Gains and Losses; Incentive Allocation” for a more detailed discussion of the Special Member’s Incentive Allocation.

(4)	The Other Expenses amount has been estimated based upon assets of $200 million.

(5)	Pursuant to an Expense Limitation Agreement, the Investment Manager has agreed to waive its fees and, if necessary, reimburse expenses in respect of the Fund for each fiscal year that the Agreement is in effect between the Fund and the Investment Manager, so that the total operating expenses (excluding interest, brokerage commissions, other transaction-related expenses and any extraordinary expenses of the Fund as well as any Incentive Allocation) do not exceed 2.30% (comprising the 1.5% Management Fee, the 0.15% Manager Administrative Services Fee and not more than a further 0.65% for other operating expenses) on an annualized basis of the Fund’s net assets as of the end of each month. Under the Expense Limitation Agreement, any waivers or reimbursements made by the Investment Manager during this period will be subject to repayment by the Fund within three years of the end of the fiscal year in which the waiver or reimbursement is made, provided that repayment does not result in the Fund’s aggregate operating expenses exceeding the foregoing expense limitations.

(6)	Total Annual Fund Expenses excludes indirect investment management fees, performance compensation and other expenses incurred by Investment Funds and Separately Managed Accounts in which the Fund invests. Generally, such investment management fees, if applicable, range from 1% to 2.5% (annualized) of the average value of the Fund’s investment and performance compensation, if applicable, ranges from 10% to 25% of the net capital appreciation in the Fund’s investment for the year.

Exhibit C-2

SUMMARY OF FEES, ALLOCATIONS AND EXPENSES

The following table illustrates the fees and expenses that the Fund expects to incur and that Members can expect to bear directly or indirectly.

MEMBER TRANSACTION FEES
Maximum placement fee (percentage of purchase amount)	3.0	%(1)
Maximum redemption fee (percentage of amount redeemed)	1.5	%(2)
ANNUAL FUND EXPENSES (as a percentage of the Fund’s net assets)
Management Fee (to the Investment Manager)	1.25	%(3)
Manager Administrative Services Fee (to the Investment Manager)	0.15	%(3)
Other Expenses	0.29	%(4)

Total Annual Fund Expenses (other than interest expense)	1.69	%(5)(6)

_ _

(1)	In connection with initial and additional investments, investors may be charged placement fees (sales commissions) of up to 3.0% of the amounts transmitted in connection with their subscriptions, in the discretion of their Placement Agent. Placement fees are payable to the Placement Agent and will be in addition to an investor’s investment in the Fund. See “Subscriptions for Interests — Placement Fees.”

(2)	A 1.5% redemption fee or “repurchase” fee payable to the Fund will be charged for repurchases of Members’ Interests at any time prior to the day immediately preceding the one-year anniversary of a Member’s purchase of its Interest. See “Redemptions, Repurchases and Transfers of Interests — Repurchases of Interests.”

(3)	In addition to the Management Fee and the Manager Administrative Services Fee, at the end of each calendar year a portion of the net capital appreciation allocated to each Member’s capital account during the year, net of such Member’s pro rata share of the Management Fee and the Manager Administrative Services Fee, will be reallocated to the capital account of the Special Member in the following manner: (a) the Preferred Return will remain allocated to such Member; and (b) thereafter, 90% of any net capital appreciation will remain allocated to such Member, and the remaining 10% of such net capital appreciation will be reallocated to the Special Member. As stated earlier, the amounts reallocated to the Special Member under (b) above are referred to as the “Performance Allocation.” No Performance Allocation will be made, however, with respect to a Member’s capital account until any Loss Carryforward of such Member has been recovered. A Performance Allocation will also be determined in respect of a Member and allocated to the Special Member at the time of repurchase of a Member’s Interest and upon liquidation of the Fund. Any Performance Allocation to be determined and allocated in respect of a period of less than 12 months will be pro-rated. See “Capital Accounts and Allocations — Allocation of Gains and Losses; Performance Allocation” for a more detailed discussion of the Special Member’s Performance Allocation.

(4)	The Other Expenses amount has been estimated based upon assets of $200 million.

(5)	Pursuant to an Expense Limitation Agreement, the Investment Manager has agreed to waive its fees and, if necessary, reimburse expenses in respect of the Fund for each fiscal year that the Agreement is in effect between the Fund and the Investment Manager, so that the total operating expenses (excluding interest, brokerage commissions, other transaction-related expenses and any extraordinary expenses of the Fund as well as any Performance Allocation) do not exceed 2.30% on an annualized basis of the Fund’s net assets as of the end of each month. Under the Expense Limitation Agreement, any waivers or reimbursements made by the Investment Manager during this period will be subject to repayment by the Fund within three years of the end of the fiscal year in which the waiver or reimbursement is made, provided that repayment does not result in the Fund’s aggregate operating expenses exceeding the foregoing expense limitations.

(6)	Total Annual Fund Expenses excludes indirect investment management fees, performance compensation and other expenses incurred by Investment Funds and Separately Managed Accounts in which the Fund invests. Generally, such investment management fees, if applicable, range from 1% to 2.5% (annualized) of the average value of the Fund’s investment and performance compensation, if applicable, ranges from 10% to 25% of the net capital appreciation in the Fund’s investment for the year.

J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.
522 Fifth Avenue, Floor 10
New York, New York 10036
P R O X Y
This proxy is solicited on behalf of the Board of Directors
     The undersigned hereby appoints Ronan O’Comhrai and Andrew Northrop as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on this Proxy, all of the Limited Liability Company Interests of J.P. MORGAN MULTI-STRATEGY FUND, L.L.C. (the “Fund”) held of record by the undersigned on the Record Date, February 1, 2006, at the special meeting of Members of the Fund to be held on March 27, 2006 or adjournment thereof.
     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Member. If no direction is made, this proxy will be voted “FOR” each of the proposals.
     By signing and dating this Proxy, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. Please complete and return this Proxy as soon as possible.
     The Board unanimously recommends that you vote in favor of each of the proposals set out in this Proxy.

Please mark boxes ☑ or ☒ in blue or black ink.

PROPOSAL 1:	FOR THE	AGAINST THE	WITHHOLD AUTHORITY
APPROVAL OF NEW	PROPOSAL	PROPOSAL	TO VOTE ON THE PROPOSAL
INVESTMENT MANAGEMENT
AGREEMENT	☐	☐	☐

PROPOSAL 2:	FOR THE	AGAINST THE	WITHHOLD AUTHORITY
APPROVAL OF	PROPOSAL	PROPOSAL	TO VOTE ON THE PROPOSAL
AMENDED LLC AGREEMENT	☐	☐	☐

PROPOSAL 3:	FOR ALL	AGAINST ALL	FOR ALL EXCEPT:
ELECTION OF
DIRECTORS:	☐	☐	☐

Kenneth H. Beer Gerald A. Okerman S. Lawrence Prendergast Lawrence M. Unrein			(to withhold authority to vote, mark “FOR ALL EXCEPT” and write the nominee’s name on the line below)
     In the event that either Proposal 1 or Proposal 2 above is not approved by the vote of Members at the Meeting, neither of those Proposals will be considered approved.

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SIGNATURE(S):

FOR INDIVIDUAL INVESTORS AND JOINT TENANTS:	FOR OTHER INVESTORS:

Signature	Print Name of Investor

Print Name of Investor	Signature

Joint Tenant Signature if necessary	Print Name of Signatory and Title

Print Name of Joint Tenant	Co-signatory if necessary

Print Name and Title of Co-signatory
Date:
Sign, Date and Return this Proxy As Soon As Possible
Please return the completed Proxy to the attention of Lynn Ma by fax,
Facsimile: (917) 464-7028, and by mail to:
J.P. Morgan Multi-Strategy Fund, L.L.C.
Attention: Lynn Ma
522 Fifth Avenue, Floor 10
New York, NY 10036

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